--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 23, 2006
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                       1-7023                      04-1933106
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

         941 Grinnell Street, Fall River, Massachusetts             02721
            (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code    (508) 678-1951



         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers


Item 8.01 Other Events

The following information is filed under Items 5.02 and 8.01 of Form 8-K:

On March 23, 2006, the Company's employment relationships with Mark R. Hellwig, the Company's Vice President-Supply Chain Management, and Norman J. Sturdevant, the Company's Vice President-Chief Information Officer, were terminated. James
A. Dulude, the Company's Vice President-Manufacturing, and Duncan Whitehead, the Company's Vice President-Research and Development, have assumed Mr. Hellwig's former responsibilities. Paul J. Kelly, the Company's Vice President-Finance and Chief Financial Officer, has assumed Mr. Sturdevant's former responsibilities.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          QUAKER FABRIC CORPORATION
                                                   (Registrant)



Date: March 23, 2006                        /s/ Paul J. Kelly
                                          --------------------------------------
                                          Paul J. Kelly
                                          Vice President - Finance and Treasurer









                                        3